77Q1(a)

Articles of Amendment of American Century Quantitative Equity Funds, Inc., dated July 1, 2013, filed as Exhibit 99 (a)(21) to Form 485A  Post-Effective  Amendment No. 64 to  the  Registrant's  Registration  Statement  filed  on  Form  N-1A  July 31, 2013, effective October 31, 2013, and incorporated herein by reference.